Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103 Telephone 215.564.8000 Fax 215.564.8120 www.stradley.com

May 24, 2019

Boards of Trustees of the AIM (Invesco) Trusts as provided on Exhibit A

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Boards of Trustees of the Oppenheimer Funds as provided on Exhibit A

6803 South Tucson Way, Centennial, CO 80112

Re:

Agreement and Plan of Reorganization (“Agreement”) dated as of May 22, 2019 by and among each of the Oppenheimer open-end registered investment companies identified as a Target Entity on Exhibit A thereto (each a “Target Entity”) separately, where applicable, on behalf of its respective series identified on Exhibit A thereto (each a “Target Fund”); and (ii) each of the Invesco open-end registered investment companies identified as an Acquiring Entity on Exhibit A thereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A thereto (each an “Acquiring Fund”)

Ladies and Gentlemen:

You have requested our opinion as to certain federal income tax consequences of the Reorganizations set forth on Exhibit B, attached hereto, of the Target Funds, pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions of the Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Each Acquiring Fund is, and will be immediately prior to Closing, a shell series, without assets (other than seed capital) or liabilities, created solely for the purpose of acquiring the Assets and Liabilities of the Target Fund. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

In rendering our opinion, we have reviewed and relied upon: (a) a copy of the executed Agreement, dated as of May 22, 2019; (b) the Joint Proxy Statement/Prospectus provided to

May 24, 2019

shareholders of the Target Funds dated February 13, 2019; (c) certain representations concerning the Reorganization made to us by the Acquiring Entities, on behalf of the Acquiring Funds, and the Target Entities, on behalf of the Target Funds, where applicable, and the Target Funds in letters dated May 24, 2019 (the “Representation Letters”); (d) all other documents, financial and other reports and corporate minutes we deemed relevant or appropriate; and (e) such statutes, regulations, rulings and decisions as we deemed material in rendering this opinion.

For purposes of this opinion, we have assumed that each Target Fund, with the exception of the C Corporation Target Fund, on the Closing Date of the Reorganization satisfies, and immediately following the Closing Date of the Reorganization, each Acquiring Fund will continue to satisfy, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as regulated investment companies. Additionally, we have assumed that the C Corporation Target Fund on the Closing Date of the Reorganization is, and immediately following the Closing Date of the Reorganization, will continue to be, classified as an association that is subject to Tax as a corporation for federal, state and local Tax purposes.

Based on the foregoing, and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in the Representation Letters for the Target Funds and the Acquiring Funds, it is our opinion that for federal income tax purposes:

1.    The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in the Agreement, in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.    No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, pursuant to Section 361(a) and Section 357(a) of the Code.

3.    No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

4.    No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

5.    The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

May 24, 2019

6.    The holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

7.    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

8.    The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.    The holding period of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.

10.    For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization on the Target Funds, the Acquiring Funds or any Target Fund shareholders with respect to any asset as to which any gain or loss is required to be recognized for federal income tax purposes regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

Our opinion is based upon the Code, the applicable Income Tax Regulations, the present positions of the Internal Revenue Service (the “Service”) as are set forth in published revenue rulings and revenue procedures, present administrative positions of the Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of the Reorganization.

Our opinion is conditioned upon the performance by the Acquiring Entities, on behalf of the Acquiring Funds, and the Target Entities, on behalf of the Target Funds, where applicable, and the Target Funds, of the undertakings in the Agreement and the Representation Letters. Except as expressly set forth above, we express no other opinion to any party as to the tax consequences, whether federal, state, local or foreign, with respect to (i) the Reorganization or

May 24, 2019

any transaction related to or contemplated by such Reorganization (or incident thereto) or (ii) the effect, if any, of the Reorganization on any other transaction and/or the effect, if any, of any such other transaction on the Reorganization.

We hereby consent to the use of this opinion as an exhibit to the registration statement of each Acquiring Fund on Form N-14, and any amendments thereto, covering the registration of the Acquiring Fund Shares under the Securities Act of 1933, as amended, to be issued in the Reorganization.

Very truly yours,

/s/ Stradley Ronon Stevens & Young, LLP
Stradley Ronon Stevens & Young, LLP

EXHIBIT A

AIM (INVESCO) BOARDS

Board of Trustees, AIM Counselor Series Trust (Invesco Counselor Series Trust)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM Equity Funds (Invesco Equity Funds)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM Growth Series (Invesco Growth Series)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM International Mutual Funds (Invesco International Mutual Funds)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM Investment Funds (Invesco Investment Funds)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM Investment Securities Funds (Invesco Investment Securities Funds)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM Sector Funds (Invesco Sector Funds)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

11 Greenway Plaza, Suite 1000, Houston, TX 77046

Board of Trustees, Short-Term Investments Trust

11 Greenway Plaza, Suite 1000, Houston, TX 77046

OPPENHEIMER BOARDS

Board of Trustees, Oppenheimer Capital Appreciation Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Discovery Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Equity Income Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Real Estate Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Rochester Short Duration High Yield Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Senior Floating Rate Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Senior Floating Rate Plus Fund

6803 South Tucson Way, Centennial, CO 80112

Exhibit A, Page 1

Board of Trustees, Oppenheimer Short Term Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Dividend Opportunity Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Main Street All Cap Fund®

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Main Street Funds

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Rising Dividends Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer International Diversified Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Main Street Mid Cap Fund®

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Main Street Small Cap Fund®

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Portfolio Series

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Global Focus Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Global Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Global Multi-Asset Growth Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Global Opportunities Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer International Equity Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer International Growth Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer International Small-Mid Company Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Capital Income Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Developing Markets Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Discovery Mid Cap Growth Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Emerging Markets Innovators Fund

6803 South Tucson Way, Centennial, CO 80112

Exhibit A, Page 2

Board of Trustees, Oppenheimer Emerging Markets Local Debt Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Quest for Value Funds

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Global Multi-Asset Income Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Global Strategic Income Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer International Bond Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Macquarie Global Infrastructure Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, OFI SteelPath Series Trust

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer SteelPath MLP Funds Trust

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer SteelPath Panoramic Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Integrity Funds

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Global High Yield Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Government Cash Reserves

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Government Money Market Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Intermediate Income Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Limited-Term Bond Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Limited-Term Government Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Ultra-Short Duration Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, OFI Funds Trust

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Gold & Special Minerals Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Small Cap Value Fund

6803 South Tucson Way, Centennial, CO 80112

Exhibit A, Page 3

Board of Trustees, Oppenheimer Series Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Intermediate Term Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Rochester AMT-Free Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Rochester AMT-Free New York Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Rochester California Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Rochester Limited Term California Municipal Fund

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Rochester® Portfolio Series

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Rochester Fund Municipals

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Multi-State Municipal Trust

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Variable Account Funds

6803 South Tucson Way, Centennial, CO 80112

Board of Trustees, Oppenheimer Institutional Government Money Market Fund

6803 South Tucson Way, Centennial, CO 80112

Exhibit A, Page 4

EXHIBIT B

CHART OF REORGANIZATIONS

Acquiring Fund and Acquiring Entity (and share classes)	Corresponding Target Fund and Target Entity (and share classes)
AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Oppenheimer Capital Appreciation Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Capital Appreciation Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Discovery Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Discovery Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Equity Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Equity Income Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Real Estate Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Real Estate Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Exhibit B, Page 1

Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Senior Floating Rate Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Senior Floating Rate Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Senior Floating Rate Plus Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Senior Floating Rate Plus Fund
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Short Term Municipal Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Oppenheimer Short Term Municipal Fund
Class A	Class A
Class C	Class C
Class Y	Class Y

AIM Equity Funds (Invesco Equity Funds)
Invesco Oppenheimer Dividend Opportunity Fund, a series of AIM Equity Funds (Invesco Equity Funds)	Oppenheimer Dividend Opportunity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Main Street All Cap Fund®, a series of AIM Equity Funds (Invesco Equity Funds)	Oppenheimer Main Street All Cap Fund®
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y

Exhibit B, Page 2

Invesco Oppenheimer Main Street Fund®, a series of AIM Equity Funds (Invesco Equity Funds)	Oppenheimer Main Street Fund®, a series of Oppenheimer Main Street Funds
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Rising Dividends Fund, a series of AIM Equity Funds (Invesco Equity Funds)	Oppenheimer Rising Dividends Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

AIM Growth Series (Invesco Growth Series)
Invesco Oppenheimer International Diversified Fund, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer International Diversified Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Main Street Mid Cap Fund®, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer Main Street Mid Cap Fund®
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Main Street Small Cap Fund®, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer Main Street Small Cap Fund®
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Exhibit B, Page 3

Invesco Oppenheimer Mid Cap Value Fund, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer Mid Cap Value Fund, a series of Oppenheimer Quest for Value Funds
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Portfolio Series: Active Allocation Fund, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer Portfolio Series: Active Allocation Fund, a series of Oppenheimer Portfolio Series
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y

Invesco Oppenheimer Portfolio Series: Conservative Investor Fund, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer Portfolio Series: Conservative Investor Fund, a series of Oppenheimer Portfolio Series
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y

Invesco Oppenheimer Portfolio Series: Growth Investor Fund, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer Portfolio Series: Growth Investor Fund, a series of Oppenheimer Portfolio Series
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y

Invesco Oppenheimer Portfolio Series: Moderate Investor Fund, a series of AIM Growth Series (Invesco Growth Series)	Oppenheimer Portfolio Series: Moderate Investor Fund, a series of Oppenheimer Portfolio Series
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y

Exhibit B, Page 4

AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Oppenheimer Global Focus Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Oppenheimer Global Focus Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Global Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Oppenheimer Global Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Global Multi-Asset Growth Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Oppenheimer Global Multi-Asset Growth Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Global Opportunities Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Oppenheimer Global Opportunities Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer International Equity Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Oppenheimer International Equity Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Exhibit B, Page 5

Invesco Oppenheimer International Growth Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Oppenheimer International Growth Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer International Small-Mid Company Fund, a series of AIM International Mutual Funds (Invesco International Mutual Funds)	Oppenheimer International Small-Mid Company Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

AIM Investment Funds (Invesco Investment Funds)
Invesco Oppenheimer Capital Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Capital Income Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Developing Markets Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Developing Markets Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Discovery Mid Cap Growth Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Discovery Mid Cap Growth Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Exhibit B, Page 6

Invesco Oppenheimer Emerging Markets Innovators Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Emerging Markets Innovators Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Emerging Markets Local Debt Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Emerging Markets Local Debt Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Fundamental Alternatives Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Fundamental Alternatives Fund, a series of Oppenheimer Quest for Value Funds
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Global Allocation Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Global Allocation Fund a series of Oppenheimer Quest for Value Funds
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Global Multi-Asset Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Global Multi-Asset Income Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Global Strategic Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Global Strategic Income Fund

Exhibit B, Page 7

Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Global Unconstrained Bond Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Global Unconstrained Bond Fund, a series of Oppenheimer Integrity Funds
Class A	Class A
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer International Bond Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer International Bond Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Macquarie Global Infrastructure Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Macquarie Global Infrastructure Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Preferred Securities and Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Preferred Securities and Income Fund, a series of Oppenheimer Integrity Funds
Class A	Class A
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer SteelPath MLP & Energy Infrastructure Fund, a series of OFI SteelPath Series Trust
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class I

Exhibit B, Page 8

Invesco Oppenheimer SteelPath MLP Alpha Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer SteelPath MLP Alpha Fund, a series of Oppenheimer SteelPath MLP Funds Trust
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer SteelPath MLP Alpha Plus Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer SteelPath MLP Alpha Plus Fund, a series of Oppenheimer SteelPath MLP Funds Trust
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer SteelPath MLP Income Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer SteelPath MLP Income Fund, a series of Oppenheimer SteelPath MLP Funds Trust
Class A	Class A
Class C	Class C
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer SteelPath MLP Select 40 Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer SteelPath MLP Select 40 Fund, a series of Oppenheimer SteelPath MLP Funds Trust
Class A	Class A
Class C	Class C
Class Y	Class Y and Class W
Class R6	Class I

Invesco Oppenheimer SteelPath Panoramic Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer SteelPath Panoramic Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Total Return Bond Fund, a series of AIM Investment Funds (Invesco Investment Funds)	Oppenheimer Total Return Bond Fund, a series of Oppenheimer Integrity Funds
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Exhibit B, Page 9

AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Oppenheimer Global High Yield Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Oppenheimer Global High Yield Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Government Cash Reserves Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Oppenheimer Government Cash Reserves
Class A	Class A
Class C	Class C
Class R	Class R

Invesco Oppenheimer Government Money Market Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Oppenheimer Government Money Market Fund
Class Y	Class A
Class Y	Class Y

Invesco Oppenheimer Intermediate Income Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Oppenheimer Intermediate Income Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Limited-Term Bond Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Oppenheimer Limited-Term Bond Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Limited-Term Government Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Oppenheimer Limited-Term Government Fund

Exhibit B, Page 10

Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Ultra-Short Duration Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Oppenheimer Ultra-Short Duration Fund
Class A	Class A
Class Y	Class Y
Class R6	Class I

AIM Sector Funds (Invesco Sector Funds)
Invesco OFI Pictet Global Environmental Solutions Fund, a series of AIM Sector Funds (Invesco Sector Funds)	OFI Pictet Global Environmental Solutions Fund, a series of OFI Funds Trust
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Gold & Special Minerals Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Oppenheimer Gold & Special Minerals Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Small Cap Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Oppenheimer Small Cap Value Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

Invesco Oppenheimer Value Fund, a series of AIM Sector Funds (Invesco Sector Funds)	Oppenheimer Value Fund, a series of Oppenheimer Series Fund
Class A	Class A
Class C	Class C
Class R	Class R
Class Y	Class Y
Class R6	Class I

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Exhibit B, Page 11

Invesco Oppenheimer Intermediate Term Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Intermediate Term Municipal Fund
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Municipal Fund
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® AMT-Free Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® AMT-Free Municipal Fund
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® AMT-Free New York Municipal Fund
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® California Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® California Municipal Fund
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® High Yield Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® High Yield Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® Limited Term California Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® Limited Term California Municipal Fund
Class A	Class A
Class C	Class C

Exhibit B, Page 12

Class Y	Class Y

Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® Limited Term New York Municipal Fund, a series of Rochester® Portfolio Series
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® Municipals Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® Fund Municipals
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® New Jersey Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® New Jersey Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust
Class A	Class A
Class C	Class C
Class Y	Class Y

Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund, a series of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Oppenheimer Rochester® Pennsylvania Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust
Class A	Class A
Class C	Class C
Class Y	Class Y

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Capital Appreciation Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Capital Appreciation Fund/VA, a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Invesco Oppenheimer V.I. Conservative Balanced Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Conservative Balanced Fund/VA, a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Exhibit B, Page 13

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Discovery Mid Cap Growth Fund/VA, a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Invesco Oppenheimer V.I. Global Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Global Fund/VA, a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Invesco Oppenheimer V.I. Global Strategic Income Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Global Strategic Income Fund/VA a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Invesco Oppenheimer V.I. Government Money Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Government Money Fund/VA a series of Oppenheimer Variable Account Funds
Series I	Non-Service

Invesco Oppenheimer V.I. International Growth Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer International Growth Fund/VA a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Invesco Oppenheimer V.I. Main Street Fund®, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Main Street Fund®/VA, a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Invesco Oppenheimer V.I. Main Street Small Cap Fund®, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Main Street Small Cap Fund®/VA, a series of Oppenheimer Variable Account Funds
Series I	Non-Service
Series II	Service

Invesco Oppenheimer V.I. Total Return Bond Fund, a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Oppenheimer Total Return Bond Fund/VA, a series of Oppenheimer Variable Account Funds

Exhibit B, Page 14

Series I	Non-Service
Series II	Service

Short-Term Investments Trust
Invesco Oppenheimer Institutional Government Money Market Fund, a series of Short-Term Investments Trust	Oppenheimer Institutional Government Money Market Fund
Institutional	Class E
Institutional	Class L
Private Investment Class	Class P

Exhibit B, Page 15